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                                                                    Exhibit 99.7

                              AFFILIATE AGREEMENT

          THIS AFFILIATE AGREEMENT (this "Agreement") is made and entered into
                                          ---------
as of January 23, 2001 by and between Proxim, Inc., a Delaware corporation ("Parent"), and the undersigned stockholder (the "Affiliate"), who may be deemed
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an affiliate of Netopia, Inc., a Delaware corporation (the "Company"), under
                                                            -------
applicable law.

                                   RECITALS:

          A. Parent, the Company and Merger Sub (as defined below) have entered into an Agreement and Plan of Merger and Reorganization (the "Reorganization
                                                              --------------
Agreement") which provides for the merger (the "Merger") of a wholly-owned
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subsidiary of Parent ("Merger Sub") with and into the Company, pursuant to which
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all outstanding capital stock of the Company (the "Company Capital Stock") will
                                                   ---------------------
be converted into the right to receive common stock of Parent. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Reorganization Agreement.

          B. The Affiliate has been advised that the Affiliate may be deemed to be an "affiliate" of the Company, as the term "affiliate" is used for purposes of Rule 144 and Rule 145 of the rules and regulations of the Securities and Exchange Commission (the "Commission").
                          ----------

          C. The execution and delivery of this Agreement by the Affiliate is a material inducement to Parent to enter into the Reorganization Agreement.

          NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1.   Acknowledgments by Affiliate.  The Affiliate understands and
               ----------------------------
hereby acknowledges that the representations, warranties and covenants by the Affiliate set forth herein shall be relied upon by Parent, the Company and their respective affiliates and legal counsel, and that substantial losses and damages may be incurred by such persons if the representations and warranties of the Affiliate contained herein are inaccurate or if the covenants of the Affiliate contained herein are breached. The Affiliate hereby represents and warrants to Parent that the Affiliate has carefully read this Agreement and the Reorganization Agreement and has discussed the requirements of this Agreement with the Affiliate's professional advisors, who are qualified to advise the Affiliate with regard to such matters.

          2.   Application to Subsequently Acquired Shares.  The Affiliate
               -------------------------------------------
hereby agrees that all shares of Company Capital Stock and common stock of Parent ("Parent Common Stock") acquired by the Affiliate subsequent to the date
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hereof (including shares of Parent Common Stock acquired in the Merger) shall be subject to the terms and conditions set forth in this Agreement as if held by the Affiliate as of the date hereof.

          3.   Compliance with Rule 145 and the Securities Act.
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          (a)  The Affiliate understands and hereby acknowledges that the
Affiliate has been advised that (i) the issuance of shares of Parent Common Stock in connection with the Merger is expected to be effected pursuant to a registration statement on Form S-4 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the resale of such shares will be subject
                 --------------
to restrictions set forth in Rule 145 under the Securities Act, and (ii) Affiliate may be deemed to be an "affiliate" of the Company as the term "affiliate" is used for purposes of Rule 144 and Rule 145 of the rules and regulations of the Commission. Accordingly, the Affiliate hereby agrees not to sell, transfer or otherwise dispose of any shares of Parent Common Stock issued to the Affiliate in the Merger unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Securities Act; (ii) such sale, transfer or other disposition is made pursuant to a registration statement declared or ordered effective under the Securities Act, or an appropriate exemption from the registration and prospectus delivery requirements of the Securities Act; (iii) the Affiliate delivers to Parent a written opinion of legal counsel, reasonably acceptable to Parent in form and substance, that such sale, transfer or other disposition is otherwise exempt from the registration and prospectus delivery requirements of the Securities Act; or (iv) an authorized representative of the Commission shall have rendered written advice to the Affiliate to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take any action, with respect to the proposed disposition if consummated.

          (b) The Affiliate understands and hereby acknowledges that Parent will give stop transfer instructions to its transfer agent with respect to any shares of Parent Common Stock issued to the Affiliate pursuant to the Merger, and there shall be placed on the certificates representing such shares of Parent Common Stock, or any substitutions therefor, a legend stating in substance:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 APPLIES AND MAY ONLY BE TRANSFERRED IN CONFORMITY WITH RULE 145(d) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend), and Parent shall so instruct its transfer agent, if the Affiliate delivers to Parent (i) satisfactory written evidence that the shares have been sold in compliance with Rule 145 (in which case, the substitute certificate shall be issued in the name of the transferee), or (ii) an opinion of counsel, in form and substance reasonably satisfactory to Parent, to the effect that public sale of the shares by the holder thereof is no longer subject to Rule 145.

     4.   Representations and Warranties by Parent.  For so long as and to the
          ----------------------------------------
extent necessary to permit the Affiliate to sell Parent Common Stock pursuant to Rule 145 and, to the extent applicable, Rule 144 under the Securities Act, Parent shall use its reasonable efforts to

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furnish to the Affiliate upon request a written statement as to whether or not
Parent has complied with such reporting requirements during the twelve months preceding any proposed sale of Parent Common Stock by the Affiliate pursuant to Rule 145. Parent hereby represents to the Affiliate that it has filed all reports required to be filed with the Commission under Section 13 of the Exchange Act during the preceding twelve months (or such shorter period that Parent has been required to file such reports).

     5.   Termination.  This Agreement shall be terminated, and be of no further
          -----------
force and effect, automatically upon the termination of the Reorganization Agreement pursuant to its terms.

     6.   Miscellaneous.
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          (a)  Waiver.  No waiver by any party hereto of any condition or any
               ------
breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

          (b)  Severability.  In the event that any term, provision, covenant or
               ------------
restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

          (c)  Binding Effect; Assignment.  This Agreement and all of the
               --------------------------
provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Affiliate may be assigned to any other person without prior written consent of Parent.

          (d)  Amendments.  This Agreement may not be modified, amended, altered
               ----------
or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

          (e)  Specific Performance; Injunctive Relief.  Each of the parties
               ---------------------------------------
hereto hereby acknowledges that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Parent and the Company and to preserve for Parent the benefits of the Merger; (ii) such covenants relate to matters which are of a special, unique and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique and extraordinary value;
(iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Parent and the

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Company which cannot be adequately compensated by a monetary award. Accordingly,
Parent and the Affiliate hereby expressly agree that in addition to all other remedies available at law or in equity, Parent and Company shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

          (f)  Governing Law.  This Agreement shall be governed by and
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construed, interpreted and enforced in accordance with the internal laws of the
State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (g)  Entire Agreement.  This Agreement, the Reorganization Agreement
               ----------------
and the other agreements referred to in the Reorganization Agreement set forth the entire agreement and understanding of Parent and the Affiliate with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between Parent and the Affiliate with respect to the subject matter hereof and thereof.

          (h)  Notices.  All notices and other communications pursuant to this
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Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

          If to Parent:       Proxim, Inc.
                              510 DeGuigne Drive
                              Sunnyvale, California 94085
                              Attention: David C. King

                              Telephone: (408) 731-2700
                              Telecopy: (408) 731-3670


          with a copy to:     Wilson Sonsini Goodrich & Rosati
                              Professional Corporation
                              650 Page Mill Road
                              Palo Alto, California 94304
                              Attention: Robert G. Day
                              Telephone: (650) 493-9300
                              Telecopy: (650) 493-6811

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          If to the Affiliate:     To the address for notice set forth on the
                                   signature page hereof.

          with a copy to:          Gunderson Dettmer Stough Villeneuve Franklin
                                   & Hachigian, LLP
                                   155 Constitution Drive
                                   Menlo Park, California 94025
                                   Attention: Christopher D. Dillon
                                              Gregory K. Miller
                                   Telephone: (650) 321-2400
                                   Telecopy: (650) 321-2800


          (i)  Further Assurances.  The Affiliate (in his or her capacity as
               ------------------
such) shall execute and deliver any additional certificate, instruments or other documents, and take any additional actions, as Parent may deem necessary or desirable, in the reasonable opinion of Parent, to carry out and effectuate the purpose and intent of this Agreement.

          (j)  Attorneys' Fees.  In the event of any legal actions or proceeding
               ---------------
to enforce or interpret the terms and provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

          (k)  Third Party Reliance.  Legal counsel to Parent and the Company
               --------------------
shall be entitled to rely upon this Agreement.

          (l)  Survival.  The representations, warranties, covenants and other
               --------
terms and provisions set forth in this Agreement shall survive the consummation of the Merger.

          (m)  Counterparts.  This Agreement shall be executed in several
               ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                 [Remainder of Page Intentionally Left Blank]

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     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

PROXIM, INC.                          AFFILIATE:

By:_____________________________      By (Signature):___________________________

Name:___________________________      Print Name:_______________________________

Title:__________________________      Affiliate's Address for Notice:
                                      __________________________________________

                                      __________________________________________

                                      __________________________________________

                                      Shares beneficially owned:

                                      ______ shares of Company Common Stock

                                      ______ shares of Company Common Stock
                                             issuable upon the exercise of
                                             outstanding options, warrants and
                                             other rights

                                      ______ shares of Parent Common Stock



                   [SIGNATURE PAGE TO AFFILIATE AGREEMENT]